Exhibit 10.36

ASSUMPTION AGREEMENT

ASSUMPTION AGREEMENT (this “Agreement”), dated as of May 12, 2004, made by Domino’s Pizza, Inc., a Delaware corporation (the “New Credit Agreement Party”). Unless otherwise defined herein, capitalized terms used herein shall have the meanings provided such terms in the Credit Agreement referred to below.

W I T N E S S E T H :

WHEREAS, Domino’s, Inc., a Delaware corporation (“Borrower”), TISM, Inc., a Michigan corporation, the lenders from time to time party thereto (the “Lenders”), J.P. Morgan Securities Inc., as sole lead arranger and book runner (in such capacity, the “Joint Lead Arranger”), JPMorgan Chase Bank, as administrative agent for the Lenders (in such capacity and together with any successor administrative agent, the “Administrative Agent”), Citicorp North America, Inc., as syndication agent (in such capacity and together with any successor syndication agent, the “Syndication Agent”) and Bank One, NA, as documentation agent (in such capacity and together with any successor documentation agent, the “Documentation Agent”), have entered into a Credit Agreement, dated as of July 29, 2002 and amended and restated as of June 25, 2003 (as so amended and restated and as the same may be further amended, supplemented, restated and/or otherwise modified from time to time, the “Credit Agreement”), providing for the making and/or continuation of Loans to Borrower, and the issuance of Letters of Credit for the account of Borrower, in each case as contemplated therein (the Lenders, the Collateral Agent, each Issuing Lender, the Administrative Agent, the Joint Lead Arrangers, the Syndication Agent and the Documentation Agent are herein called the “Lender Creditors”);

WHEREAS, Borrower may at any time and from time to time enter into and maintain one or more Interest Rate Agreements and Currency Agreements (collectively, together with the Existing Swap Agreements in effect at any time, “Secured Hedging Agreements”) with one or more Lenders or any affiliate thereof (each such Lender or affiliate, even if the respective Lender subsequently ceases to be a Lender under the Credit Agreement for any reason, together with each financial institution party to an Existing Swap Agreement at any time and each such Lender’s, affiliate’s or other financial institution’s successors and assigns, if any, collectively, the “Other Creditors,” and together with the Lender Creditors, the “Secured Creditors”);

WHEREAS, in connection with the Credit Agreement, each Guarantor and the Collateral Agent have entered into a Pledge Agreement, dated as of July 29, 2002 and amended and restated as of June 25, 2003 (as so amended and restated and as the same may be further amended, modified, restated and/or supplemented from time to time, the “Pledge Agreement”);

WHEREAS, in connection with the Credit Agreement, each Guarantor and the Collateral Agent have entered into a Security Agreement, dated as of July 29, 2002 and amended and restated as of June 25, 2003 (as so amended and restated and as the same may be further amended, modified, restated and/or supplemented from time to time, the “Security Agreement”, and together with the Credit Agreement and the Pledge Agreement, the “Documents”);

WHEREAS, pursuant to Section 7.7(xix) of the Credit Agreement, TISM, Inc. has merged with and into the New Credit Agreement Party (the “Merger”); and

WHEREAS, the New Credit Agreement Party desires to execute and deliver this Agreement and to become a party to each of the Documents in order to satisfy the requirements set forth in Sections 7.7(xix) and 10.1A(B) of the Credit Agreement;

NOW, THEREFORE, IT IS AGREED:

1. Credit Agreement. By executing and delivering this Agreement, which Agreement shall for all purposes be deemed to constitute a counterpart to the Credit Agreement, the New Credit Agreement Party hereby (i) becomes party to the Credit Agreement and expressly irrevocably and absolutely assumes all obligations and liabilities of TISM, Inc. thereunder, including, without limitation, all obligations and liabilities arising under the Holdings Guaranty, (ii) acknowledges that it is and shall hereafter be “Holdings” for all purposes of the Credit Agreement and each other Loan Document and (iii) acknowledges that as the surviving corporation of the Merger it is responsible for all obligations of TISM, Inc. under the Credit Agreement and each other Loan Document. Schedule 5.16 to the Credit Agreement is hereby amended by supplementing said Schedule with the information contained in Annex I of this Agreement.

2. Pledge Agreement. By executing and delivering this Agreement, which Agreement shall for all purposes be deemed to constitute a counterpart to the Pledge Agreement, the New Credit Agreement Party hereby (i) becomes party to the Pledge Agreement as a “Pledgor” thereunder, (ii) expressly assumes all obligations and liabilities of a “Pledgor” thereunder and (iii) pledges, grants and assigns to the Pledgee (as defined in the Pledge Agreement) for the benefit of the Secured Creditors, as security for the prompt payment in full when due (whether at stated maturity, by acceleration or otherwise) of the Obligations (as defined in the Pledge Agreement), a continuing security interest in and to all of the New Credit Agreement Party’s right, title and interest in, to and under the Collateral (as defined in the Pledge Agreement) of the New Credit Agreement Party. Annexes A, B, C, D, E, F and G to the Pledge Agreement are each hereby amended by supplementing such Annexes with the information contained in Annexes II, III, IV, V, VI, VII and VIII of this Agreement. The New Credit Agreement Party hereby makes each of the representations and warranties contained in the Pledge Agreement on the date hereof, after giving effect to this Agreement.

3. Security Agreement. By executing and delivering this Agreement, which Agreement shall for all purposes be deemed to constitute a counterpart to the Security Agreement, the New Credit Agreement Party hereby (i) becomes party to the Security Agreement as an “Assignor” thereunder, (ii) expressly assumes all obligations and liabilities of an “Assignor” thereunder and (iii) pledges, grants and assigns to the Collateral Agent (as defined in the Security Agreement) for the benefit of the Secured Creditors, as security for the prompt payment in full when due (whether at stated maturity, by acceleration or otherwise) of the Obligations (as defined in the Security Agreement), a continuing security interest in and to all of the New Credit Agreement Party’s, right, title and interest in, to and under the Collateral (as defined in the Security Agreement) of the New Credit Agreement Party. Annexes A, C, D, F, I, J and K to the Security Agreement are each hereby amended by supplementing such Annexes with

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the information contained in Annexes IX, X, XI, XII, XIII, XIV and XV of this Agreement. The New Credit Agreement Party hereby makes each of the representations and warranties contained in the Security Agreement on the date hereof, after giving effect to this Agreement.

4. Financing Statements. By executing and delivering this Agreement, the New Credit Agreement Party hereby agrees to execute (to the extent required) and deliver to the Collateral Agent such financing statements, in form acceptable to the Collateral Agent, as the Collateral Agent may request or as are necessary or desirable in the opinion of the Collateral Agent to establish and maintain a valid, enforceable, first priority perfected security interest in the Collateral (as defined in the Pledge Agreement and/or the Security Agreement) owned by the New Credit Agreement Party.

5. Intellectual Property Assignments. By executing and delivering this Agreement, the New Credit Agreement Party hereby agrees to execute and deliver to the Collateral Agent assignments of United States trademarks, patents and copyrights (and the respective applications therefor) in the form of Annexes L, M and N, respectively, to the Security Agreement, covering each of the United States trademarks, patents and copyrights (and the respective applications therefor), if any, of the New Credit Agreement Party, including, without limitation, those trademarks, patents and copyrights (and the respective applications therefor) listed on Annexes XI, XII and XIII hereto. In addition, the New Credit Agreement Party hereby agrees that, to the extent not previously accomplished, it will cause each of its material United States patents, trademarks and copyrights referred to above to be registered in its proper legal name.

6. Jurisdiction of Organization; Type of Organization; Organizational Identification Number; etc. The jurisdiction of organization, organizational identification number, and type of organization of the New Credit Agreement Party are contained on Annexes I, II and XI to this Agreement.

7. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original (including if delivered by facsimile transmission), with the same effect as if the signatures thereto and hereto were upon the same instrument.

8. Successors and Assigns; Governing Law; Etc. This Agreement shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of and be enforceable by each of the parties hereto and its successors and assigns, provided, however, the New Credit Agreement Party may not assign any of its rights, obligations or interest hereunder or under any other Credit Document without the prior written consent of the Lenders or as otherwise permitted by the Credit Documents. THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK. In the event that any provision of this Agreement shall prove to be invalid or unenforceable, such provision shall be deemed to be severable from the other provisions of this Agreement which shall remain binding on all parties hereto.

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IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed and delivered as of the date first above written.

DOMINO’S PIZZA, INC.

By:
	Name:	Harry J. Silverman
	Title:	Vice President and Chief Financial Officer

Agreed to and Acknowledged:

JP MORGAN CHASE BANK,
as Administrative Agent and as Collateral Agent

By:
Name:
Title:

ANNEX I

LEGAL NAMES, TYPE OF ORGANIZATION

(AND WHETHER A REGISTERED), JURISDICTION OF ORGANIZATION; ETC.

Entity	Type of Organization	Jurisdiction of Organization	Registered Organization	Organizational Identification Number
Domino’s Pizza, Inc.	Corporation	Delaware	Yes	3553080

*	Note that the entry for TISM, Inc. should be deleted from Schedule 5.16 to the Credit Agreement.

ANNEX II

SCHEDULE OF LEGAL NAMES, TYPE OF ORGANIZATION

(AND WHETHER A REGISTERED ORGANIZATION AND/OR

A TRANSMITTING UTILITY), JURISDICTION OF ORGANIZATION,

LOCATION AND ORGANIZATIONAL IDENTIFICATION NUMBERS

Exact Legal Name of Each Pledgor	Registered Organization? (Yes/No)	Jurisdiction of Organization	Pledgor’s Location (for purposes of NY UCC § 9-307)	Pledgor’s Organization Identification Number (or, if it has none, so indicate)	Transmitting Utility? (Yes/No)
Domino’s Pizza, Inc.	Yes	Delaware	Delaware	3553080	No

*	Note that the entry for TISM, Inc. should be deleted from Annex A to the Pledge Agreement

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ANNEX III

LIST OF SUBSIDIARIES

Entity	Ownership	Jurisdiction of Organization
Domino’s, Inc.	Domino’s Pizza, Inc.	Delaware

*	Note that the current entry for Domino’s, Inc. on Annex B to the Pledge Agreement should be replaced with the information provided above.

ANNEX IV

LIST OF STOCK

1. DOMINO’S PIZZA, INC.

Name of Issuing Corporation	Type of Shares	Number of Shares	Certificate No.[1]	Percentage Owned[2]	Sub-clause of Section 3.2(a) of Pledge Agreement
Domino’s, Inc.	Common	10	1B	100%	(i)

*	Note that the entry for stock held by TISM, Inc. should be deleted from Annex C to the Pledge Agreement.

[1]	Specify if uncertificated.

[2]	Specify for each Foreign Subsidiary the percentage owned of (x) Voting Equity Interests and (y) Non-Voting Equity Interests.

ANNEX V

LIST OF NOTES

1. DOMINO’S PIZZA, INC. - None

Amount	Maturity Date	Obligor	Sub-clause of Section 3.2(a) of Pledge Agreement

ANNEX VI

LIST OF LIMITED LIABILITY COMPANY INTERESTS

1. DOMINO’S PIZZA, INC. - None

Name of Issuing Limited Liability Company	Type of Interest	Percentage Owned	Sub-clause of Section 3.2(a) of Pledge Agreement

ANNEX VII

LIST OF PARTNERSHIP INTERESTS

1. DOMINO’S PIZZA, INC. – None

Name of Issuing Partnership	Type of Interest	Percentage Owned	Sub-clause of Section 3.2(a) of Pledge Agreement

ANNEX VIII

LIST OF CHIEF EXECUTIVE OFFICES

Name of Pledgor	Address(es) of Chief Executive Office[1]
Domino’s Pizza, Inc.	30 Frank Lloyd Wright Drive. Ann Arbor, Michigan 48106

*	Note that the entry for TISM, Inc. should be deleted from Annex G to the Pledge Agreement.

[1]	For each Pledgor, list the address of its chief executive office on the date of the Agreement and each other location (if any) of its chief executive office in the four calendar months preceding said date.

ANNEX IX

SCHEDULE OF CHIEF EXECUTIVE OFFICES

Name of Assignor	Address(es) of Chief Executive Office[1]
Domino’s Pizza, Inc.	30 Frank Lloyd Wright Dr. Ann Arbor, Michigan 48106

*	Note that the entry for TISM, Inc. should be deleted from Annex A to the Security Agreement.

[1]	For each Assignor, list the address of its chief executive office on the date of the Agreement and each other location (if any) of its chief executive office in the four calendar months preceding said date.

ANNEX X

SCHEDULE OF LEGAL NAMES, TYPE OF ORGANIZATION

(AND WHETHER A REGISTERED ORGANIZATION AND/OR

A TRANSMITTING UTILITY), JURISDICTION OF ORGANIZATION,

LOCATION AND ORGANIZATIONAL IDENTIFICATION NUMBERS

Exact Legal Name of Each Assignor	Registered Organization? (Yes/No)	Jurisdiction of Organization	Assignor’s Location (for purposes of NY UCC § 9-307)	Assignor’s Organization Identification Number (or, if it has none, so indicate)	Transmitting Utility? (Yes/No)
Domino’s Pizza, Inc.	Yes	Delaware	Delaware	3553080	No

*	Note that the entry for TISM, Inc. should be deleted from Annex C to the Security Agreement.

ANNEX XI

SCHEDULE OF TRADE AND FICTITIOUS NAMES

Name of Assignor	Trade and/or Fictitious Names
Domino’s Pizza, Inc.	None

ANNEX XII

Schedule of Deposit Accounts

Name of Assignor	Description of Deposit Account	Account Number	Name of Bank, Address and Contact Information	Jurisdiction of Bank (determined in accordance with UCC § 9-304)	Subject Deposit Account (Yes / No)	Excluded Local Deposit Account (Yes /No)
Domino’s Pizza, Inc.	Business Checking	739-192124	JPMorgan Private Bank Client Service 500 Stanton Christiana Rd, 1/OPS3 Newark, DE 19713-2107 Addie Pongpinsiri 1-800-243-6727	New York	No	No

Domino’s Pizza, Inc.	Money Market Investment Account	739-192159	JPMorgan Private Bank Client Service 500 Stanton Christiana Rd, 1/OPS3 Newark, DE 19713-2107 Addie Pongpinsiri 1-800-243-6727	New York	No	No

ANNEX XIII

SCHEDULE OF MARKS AND

INTERNET DOMAIN NAME REGISTRATION

1. Marks and Applications:

Marks	Country	Registration No.
None

1. Internet Domain Name Registrations:

Internet Domain Names	Country	Registration No. (or other applicable identifier
None

ANNEX XIV

SCHEDULE OF PATENTS

U.S. PATENT	PATENT/SERIAL NO.	STATUS

None

ANNEX XV

SCHEDULE OF COPYRIGHTS

REGISTRATION NUMBER	PUBLICATION DATE	COPYRIGHT TITLE
None